Deposits - Interest Bearing Deposits (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Interest-bearing Deposit Liabilities, Domestic, by Component [Abstract]
Money market	$ 3,505,929	$ 2,469,876
Savings	743,742	734,643
NOW	18,214	0
Certificates of deposit	4,971,669	4,466,604
Deposits - interest bearing	$ 9,239,554	$ 7,671,123
Year-End Weighted Average Stated Rate
Money market	0.60%	0.61%
Savings	0.81%	0.91%
NOW	0.12%	0.00%
Certificates of deposit	1.39%	1.55%